                                                                   EXHIBIT 10.39


                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT, dated as of March 1, 1985 ("Security Agreement"), is executed by CHARLES KING & ASSOCIATES, a California limited partnership ("Debtor"), for the benefit of WELLS FARGO BANK, N.A., a national banking association ("Bank"), and BANK ONE TRUST COMPANY, N.A., a national banking association ("Trustee"), Bank and Trustee being collectively referred to herein as "Secured Party."

      WHEREAS, the Development Authority of DeKalb County (the "Issuer") and Radiation Sterilizers, Incorporated, a California corporation ("RSI"), have entered into a Loan Agreement as of even date herewith (the "Loan Agreement") whereby the Issuer has agreed to issue bonds (the "Bonds") in the aggregate principal amount of $5,250,000.00 and to lend the proceeds thereof to RSI to finance the construction and operation of an industrial facility in DeKalb County, Georgia, for the sterilization of packaged products using ionizing radiation; and

      WHEREAS, Bank is issuing a Letter of Credit (the "Letter of Credit") as security for the obligations of RSI with regard to the Bonds and RSI is executing, in connection therewith, a Letter of Credit Agreement (the "Reimbursement Agreement") and various other documents defined in the Reimbursement Agreement (and herein) as the "Loan Documents"; and

      WHEREAS, Debtor has executed a General Continuing Guaranty of even date herewith (the "Guaranty") pursuant to which Debtor has guaranteed all of the obligations of RSI to Bank arising from or in connection with the Letter of Credit, the Reimbursement Agreement or the other Loan Documents; and

      WHEREAS, Debtor, pursuant to those certain deeds of trust dated as of even date herewith (the "Deeds of Trust"), executed by Debtor, as trustor, in favor of Secured Party, as beneficiary, has granted liens on the parcels of real property described in Exhibit "A" hereto (the "Properties"), as security for Debtor's obligations under the Guaranty; and

      WHEREAS, in order to induce Bank to issue its Letter of Credit, Debtor has agreed to enter into this Security Agreement in order to secure the payment and performance required under the Guaranty;

      NOW THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, Debtor hereby agrees as follows:

      1. Grant of Security Interest. To secure the payment and performance by RSI of all obligations and indebtedness to Trustee under the Loan Agreement and all related agreements, the Deeds of Trust and this Security Agreement, and the payment and performance by Debtor of all obligations and indebtedness to Bank under the Guaranty, the Deeds of Trust and this Security Agreement, whether such obligations and indebtedness are now existing or owing or are hereafter incurred or are absolute or contingent (the "Obligations"), Debtor hereby grants, assigns and transfers to Secured Party a continuing security interest in all of its right, title and interest in and to the following described property (the "Collateral"):

            (a) All Debtor's present and future accounts, instruments, chattel paper, notes, drafts, contract rights, governmental permits, rights to payment of any kind, any insurance proceeds, condemnation proceeds, and any general intangibles and inventory arising from or relating to any Property;

            (b) All Debtor's present and future equipment, machinery, tools, furniture and furnishings, whether owned or leased by Debtor, now or hereafter located at any Property or relating to any Property;

            (c) All fixtures located upon or within any Property or now or hereafter attached to, or installed in, or used in connection with any Property including, but not limited to, any and all partitions; generators; screens; awnings; motors; engines; boilers; furnaces; pipes; plumbing; elevators; cleaning, call and sprinkler systems; fire extinguishing apparatus and equipment; water tanks; heating, ventilating, air-conditioning and air-cooling equipment; built-in refrigerated rooms and gas and electric machinery, appurtenances and equipment; in each case whether or not permanently affixed to that Property; together with all present and future attachments, accessories, replacements, equipment, additions and any proceeds thereof;

            (d) All water stock, if any, relating to any Property and all shares of stock or other evidence of ownership of any part of or interest in any Property that is owned by Debtor in common with others;

            (e) All present and future trade marks and trade names, and all present and future books and records pertaining to any Property or the collateral described in subparagraphs (a) through (d) above, and the equipment containing such books and records; and

            (f) All proceeds and products of any of the foregoing, including without limitation all monies, deposit accounts, insurance proceeds and other tangible or intangible property received upon a sale or other disposition of any of the foregoing.

      2. Representations and Warranties of Debtor. Debtor hereby represents to Secured Party that:

            (a) Debtor is the true and lawful owner of and has good and clear title to the Collateral, subject only to the rights of Secured Party hereunder and to the rights of other lenders with respect to each security interest ("Permitted Lien") granted by Debtor in conjunction with any lien on the related Property that is described in the Reimbursement Agreement as a "Permitted Encumbrance."

            (b) This Security Agreement creates a valid security interest in favor of Secured Party in the Collateral as it shall exist from time to time, which security interest will, when perfected, be superior and prior in right to all claims of creditors of Debtor and to all other security interests, liens and encumbrances in respect thereof except the Permitted Liens.

            (c) There is no financing statement covering the Collateral on file in any public office except those perfecting the Permitted Liens, and, except for the Permitted Liens and the security interests which inure to the benefit of Secured Party pursuant to this Security Agreement, there is no adverse lien, security interest or encumbrance in or upon the Collateral.

            (d) Debtor's principal place of business and chief executive and accounting offices are located at 3000 Sand Hill Road, Building 4, Suite 245, Menlo Park, California 94025.

      3. Covenant by Debtor. Debtor hereby covenants in favor of Secured Party that:

            (a) Prior to or simultaneously with Debtor's execution of the Guaranty, Debtor will execute and cause to be filed in accordance with the Commercial Code of the State of California, financing statements in form and substance satisfactory to Secured Party, and thereafter will execute and deliver such other documents (including but not limited to continuation statements) as Secured Party may reasonably require in order to perfect or maintain as perfected such security interests and, to the extent so required by Secured Party, will give public notice of all such transactions.

            (b) Debtor shall notify Secured Party prior to changing its principal place of business and chief executive and accounting offices from the location set forth in Section 2(d) of this Security Agreement.

            (c) Debtor shall at all times maintain the Collateral in good repair, working order and condition and will from time to time make or cause to be made all needed and proper replacements, repairs, renewals and improvements so that the efficiency and value of the Collateral shall not be impaired.

            (d) Debtor will at all times keep accurate and complete records with respect to the Collateral and agrees that the representatives of Secured Party shall have the right, at any time during normal business hours or at any other reasonable time, and from time to time, to call at Debtor's place or places of business where the Collateral or any part thereof may be held or located or the records pertaining to the Collateral may be kept and to inspect the Collateral and/or examine or cause to be examined such records and to make abstracts therefrom or copies thereof; in addition, Debtor shall furnish Secured Party with periodic reports as to the Collateral, in such form and detail and at such times as Secured Party may require.

            (e) Monies received because of any court or arbitration award or settlement or insurance payment, for any loss or damage to the Collateral, and proceeds from any condemnation award or settlement relating to the Collateral shall be treated as provided in the Deed of Trust with regard to the related Property.

      4.    Notice to Secured Party.

            (a) Debtor covenants that, as soon as practicable, and in any event within 10 days, it shall notify Secured Party of:

                  (i) The occurrence or non-occurrence of any event which
            constitutes, or which with the passage of time would constitute, an Event of Default under this Security Agreement;

                  (ii) Any attachment or other legal process levied against any of the Collateral; and

                  (iii) Any information received by Debtor relevant to the
            Collateral which may in any manner materially and adversely affect the value of the Collateral or the rights and remedies of Secured Party in respect thereto.

      Any notice delivered pursuant to this Section 4(a) shall set forth the nature of such event or non-event and the action which Debtor proposes to take with respect thereto.

            (b) Debtor covenants that it shall immediately notify Secured Party of the removal of any of the Collateral to a new location and of each office of Debtor at which records of Debtor relating to the Collateral are kept.

      5. Events of Default. The term Event of Default when used in this Security Agreement shall mean any one or more of the following events:

            (a) Any statement, representation or warranty made by Debtor hereunder or in the Guaranty shall prove to be false, inaccurate or incorrect in any material respect when made.

            (b) Debtor shall fail to pay any amount owing under the Guaranty, this Security Agreement or any Deed of Trust, within ten (10) days after notice.

            (c) Debtor shall fail to perform or observe any term, covenant or agreement contained in the Guaranty, this Security Agreement or any Deed of Trust the breach of which can be cured by the payment of money, within ten (10) days after notice.

            (d) Debtor shall fail to perform or observe any term, covenant or agreement contained in the Guaranty, this Security Agreement or any Deed of Trust (other than terms, covenants or agreements the breach of which can be cured by the payment of money) within thirty (30) days after notice; provided, however, that if cure cannot reasonably be effected within such thirty (30) day period there shall be no Event of Default under this Section 5(d) so long as Debtor promptly (in any event, within such thirty (30) day period) commences cure and thereafter diligently prosecutes such cure to completion.

            (e) Any statement, representation or warranty made by RSI for the benefit of Trustee in the Loan Agreement or any related document shall prove to be false, inaccurate or incorrect in any material respect when made.

            (f) RSI shall fail to pay any amount owing to Trustee under the Loan Agreement or any related document within ten (10) days after notice.

            (g) RSI shall fail to perform or observe any term, covenant or agreement contained in the Loan Agreement or any related document the breach of which can be cured by the payment of money, within ten (10) days after notice.

            (h) RSI shall fail to perform or observe any term, covenant or agreement contained in the Loan Agreement or any related document (other than terms, covenants or agreements the breach of which can be cured by the payment of money) within thirty (30) days after notice; provided, however, that if cure cannot reasonably be effected within such thirty
      (30) day period there shall be no Event of Default under this Section 5(h) so long as RSI promptly (in any event, within such thirty (30) day period) commences cure and thereafter diligently prosecutes cure to completion.

      6. Remedies on Default. Secured Party shall have the following remedies if an Event of Default shall have occurred:

            (a) Secured Party shall have the right to exercise all remedies and powers provided to Secured Party in the Deeds of Trust.

            (b) Secured Party shall have the right to take whatever legal action may appear necessary or desirable to collect the payments declared due under this Security Agreement or the Guaranty.

            (c) Secured Party shall have the right to exercise any remedies granted to a secured party under the Commercial Code of the State of California and the general laws of the State of California with respect to the enforcement of the security interests granted or reserved hereunder.

            (d) Secured Party may require Debtor to assemble all or any part of the Collateral and make it available to Secured Party at any reasonably convenient location.

            (e) Secured Party shall have the right to exercise any and all other rights and remedies which may be available at law or in equity.

      Secured Party shall have the right to enforce one or more remedies provided by this Section 6 successively or concurrently, and such action shall not stop or prevent Secured Party from pursuing any further remedy which it may have under this Section 6 or which is - described under said laws. Debtor shall reimburse Secured Party for any and all legal costs, including reasonable attorneys' fees, and other expenses incurred in collecting any sums payable by Debtor pursuant to any Obligation secured hereunder, enforcing any term or provision of this Security Agreement, checking, handling, preparing for sale, collecting or selling the Collateral or in preparing or enforcing any agreement relating thereto. If a sufficient sum is not realized from the disposition of the Collateral to pay all of the Obligations, Debtor hereby promises and agrees to pay Secured Party any deficiency.

      7. Obligation of Debtor Unconditional. Debtor's requirements to perform and observe the agreements and covenants on its part contained herein shall be absolute and unconditional. Until such time as all payments under the Deeds of Trust, this Security Agreement, the Guaranty and the Loan Agreement shall have been made, Debtor (i) shall perform and observe all of its agreements and covenants contained in this Security Agreement; and (ii) shall not terminate this Security Agreement for any cause, including without limitation any acts or circumstances that may constitute failure of consideration, destruction of, or damage to, the Collateral, commercial frustration of purpose, any change in the laws of the

United States of America or of the State of California or any political subdivision of either, or any failure of Secured Party to perform or observe any agreement, whether express or implied, or any duty, liability or obligation, arising out of or connected with this Security Agreement.

      8. Entire Agreement; Waiver. This Security Agreement, together with those provisions of the Guaranty and the Deeds of Trust alluded to herein, constitutes the entire agreement between Debtor and Secured Party pertaining to the subject matter contained herein. This Security Agreement may not be amended, changed, modified, altered or terminated except by a written instrument signed by Secured Party and Debtor.

      9. Notices. All notices or communications herein required or permitted to be given shall be in writing and shall be governed in all respects pursuant to
Section 16 of the Guaranty, except that notices to Trustee shall be governed by the Loan Agreement,

      10. Severability. In the event any provision of this Security Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

      11. Section Headings. The subject headings and the sections and subsections of this Security Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any such provisions.

      12. Governing Law. This Security Agreement shall be construed in accordance with and governed by the laws of the State of California.

      13. Definitions. Unless otherwise defined, words used herein have the meanings given them in the Commercial Code of California,

      14. Execution of Counterparts. This Security Agreement may be simultaneously executed in several counterparts, each of which shall be an original, and all of which shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, Debtor has caused this Security Agreement to be duly executed as of the date first written above.


                                          "Debtor":

                                          CHARLES KING & ASSOCIATES
                                          a California limited partnership



                                          By /s/ CHARLES W. KING JR.
                                             -----------------------------------
                                                 Charles W. King, Jr.,
                                                 its sole general partner

                                   EXHIBIT "A"

                          (14300-14390 Catalina Street)

      All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of San Leandro, County of Alameda, State of California, and described as follows:

PARCEL ONE:

PARCEL A, PARCEL MAP NO. 2181, FILED JULY 29, 1977, BOOK 97 OF PARCEL MAPS, PAGE 72, ALAMEDA COUNTY RECORDS, AND BEING THE NORTHWESTERLY 415 FEET, RIGHT ANGLE MEASUREMENTS AS MEASURED ALONG CATALINA STREET, OF PARCEL 2, OF PARCEL MAP NO. 2044, FILED DECEMBER l6, 1976, BOOK 94 OF PARCEL MAPS, PAGE 21, ALAMEDA COUNTY RECORDS.

RESERVING FROM PARCEL ONE:

A. NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE, THE NORTHWESTERLY LINE THEREOF BEING THE NORTHWESTERLY LINE OF SAID PARCEL TWO OF PARCEL MAP NO. 2044.

B. A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE, THE SOUTHEASTERLY LINE THEREOF LYING SOUTHEASTERLY 415 FEET, RIGHT ANGLE MEASUREMENTS AS MEASURED ALONG CATALINA STREET, FROM THE NORTHWESTERLY LINE OF SAID PARCEL TWO, OF PARCEL NO, 2044,

PARCEL TWO:


A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE, THE SOUTHERLY LINE THEREOF BEING THE NORTHWESTERN LINE OF PARCEL TWO, PARCEL MAP NO. 2044 FILED DECEMBER 16, 1976, BOOK 94 OF PARCEL MAPS, PAGE 21, ALAMEDA COUNTY RECORDS.

PARCEL THREE:

A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE, THE NORTHWESTERLY LINE THEREOF LYING SOUTHEASTERLY 415 FEET, RIGHT ANGLE MEASUREMENTS AS MEASURED ALONG CATALINA STREET, FROM THE NORTHWESTERLY LINE OF PARCEL TWO, PARCEL MAP NO. 2044, FILED DECEMBER 16, 1976, BOOK 94 OF PARCEL MAPS, PAGE 21, ALAMEDA COUNTY RECORDS.

ASSESSOR'S PARCEL NO. 080G-0932-030



                                   EXHIBIT "A"
                                   PAGE 1 OF 5

                                   EXHIBIT "A"

                               (2354 Davis Avenue)

      All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of Hayward, County of Alameda, State of California, and described as follows:

PARCEL 1:

LOT 7, AS SHOWN ON THE MAP OF TRACT 3110, FILED JUNE 10, 1969 IN BOOK 62 OF MAPS, PAGE 14, ALAMEDA COUNTY RECORDS.

PARCEL 2:

AN EASEMENT FOR RAILWAY PURPOSES IN, ON, OVER, UNDER AND ALONG A PORTION OF LOT 6, AS SHOWN ON THE MAP OF TRACT 3110, FILED JUNE 10, 1969 IN BOOK 62 OF MAPS PAGE 14, ALAMEDA COUNTY RECORDS, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WESTERN LINE OF SAID LOT 6, DISTANT THEREON NORTH 0 degrees 38' 41" WEST 40 FEET FROM THE SOUTHWEST CORNER THEREOF; THENCE FROM SAID POINT OF BEGINNING EASTERLY ALONG A LINE PARALLEL WITH AND PERPENDICULARLY DISTANT NORTHERLY 40 FEET FROM THE SOUTHERN LINE OF SAID LOT 6, NORTH 89 degrees 21' 19" EAST 90 FEET TO A POINT THEREON; THENCE LEAVING SAID PARALLEL LINE NORTH 81 degrees 10' 57" WEST 91.241 FEET TO A POINT ON THE SAID WESTERN LINE OF LOT 6; THENCE SOUTHERLY ALONG LAST SAID LINE SOUTH 0 degrees 38' 41" EAST 15 FEET TO THE POINT OF BEGINNING.

ASSESSOR'S PARCEL NOS.  439-0058-015-02
                        439-0058-015-01



                                   EXHIBIT "A"
                                   PAGE 2 OF 5

                                   EXHIBIT "A"

                               (2376 Davis Avenue)

      All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereon situated in the City of Hayward, County of Alameda, State of California, and described as follows:

LOT 8, AS SHOWN ON THE MAP OF "TRACT 3110, C.C.&F. HAYWARD INDUSTRIAL CENTER, CITY OF HAYWARD, ALAMEDA COUNTY, CALIFORNIA" FILED JUNE 10, 1969, IN MAP BOOK 62, PAGES 14 AND 15 ALAMEDA COUNTY RECORDS.

ASSESSOR'S PARCEL NO. 439-0058-016-02



                                   EXHIBIT "A"
                                   PAGE 3 OF 5

                                   EXHIBIT "A"

                            (20389 Corsair Boulevard)

      All that certain real property together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of Hayward, County of Alameda, State of California, and described as follows:

LOTS 3 AND 4, AS SAID LOTS ARE SHOWN ON THE MAP OF "TRACT 3046, C. C. & F. INDUSTRIAL CENTER, HAYWARD AIR TERMINAL, UNIT NO. 3, CITY OF HAYWARD, ALAMEDA COUNTY, CALIFORNIA," FILED AUGUST 14, 1969, IN BOOK 63 OF MAPS, PAGES 8 THROUGH 14, INCLUSIVE, IN THE OFFICE OF THE COUNTY RECORDER OF ALAMEDA COUNTY.

ASSESSOR'S PARCEL NO. 432-0114-019



                                   EXHIBIT "A"
                                   PAGE 4 OF 5

                                   EXHIBIT "A"

                             (21118 Cabot Boulevard)

      All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of Hayward, County of Alameda, State of California, and described as follows:

PARCEL 1, PARCEL MAP NO. 2360, FILED JANUARY 17, 1978, BOOK 101, OF PARCEL MAPS, PAGE l3, ALAMEDA COUNTY RECORDS.

ASSESSOR'S PARCEL NOS.  439-0035-027-01
                        439-0035-027-02



                                   EXHIBIT "A"
                                   PAGE 5 OF 5

                               STATE OF CALIFORNIA


DEBTOR
      Radiation Sterilizers, Incorporated
      3000 Sand Hill Road
      Menlo Park, California 94025


SECURED PARTY
Wells Fargo Bank, N.A. Attn:  George Huxtable
Real Estate Industries Group
2055 Gateway Place, Suite 200
San Jose, California 95110

For description of collateral see Rider A attached hereto and incorporated herein by this reference

7. [X] CHECK IF APPLICABLE      7A. [XX] PRODUCTS OF COLLATERAL ARE ALSO COVERED
8. [X] CHECK IF APPLICABLE

      SEE RIDER B ATTACHED HERETO AND INCORPORATED HEREIN BY THIS REFERENCE DATE 3/1/85
SIGNATURE(S) OF DEBTOR (S)


      Wells Fargo Bank, N.A.
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)


Return copy to:

SHEPPARD, MULLIN, RICHTER & HAMPTON
333 South Hope Street, 48th Floor
Los Angeles, California 90071
Attention:  Steve Ross, Esq

                         RIDER A TO FINANCING STATEMENT

      This financing statement covers the following types of items of property:

      All of Debtor's right, title and interest in and to the Drawing Bonds and the Company Bonds (as those terms are defined in that certain Letter of Credit Agreement, dated as of March 1, 1985, between Debtor and Secured Party and relating to bonds in the amount of $5,250,000.00 designated Development Authority of DeKalb County Variable Rate Demand Industrial Development Revenue Bonds (Radiation Sterilizers, Incorporated Project), Series 1985), including without limitation all interest thereon and other proceeds thereof, and any related due-bills.



                                     RIDER A
                                   PAGE 1 OF 1

                         RIDER B TO FINANCING STATEMENT



                                         "DEBTOR"

                                         RADIATION STERILIZERS, INCORPORATED
                                         a California corporation



                                         By /s/ Allan Chin
                                            ------------------------------------
                                            Its President
                                                --------------------------------


                                         By /s/ Charles W. King Jr.
                                            ------------------------------------
                                            Its SECRETARY
                                                --------------------------------


                                     RIDER B
                                   PAGE 1 OF 1

This FINANCING STATEMENT is presented for filing pursuant to the California Uniform Commercial Code.


DEBTOR
Charles King & Associates

MAILING ADDRESS
C/O Radiation Sterilizers, Incorporated
3000 Sand Hill Road
Menlo Park, California 94025


SECURED PARTY
Wells Fargo Bank, N.A. Attn:  George Huxtable
Real Estate Industries Group
2055 Gateway Place, Suite 200
San Jose, California 95110

For description of collateral see Rider "A" attached hereto and incorporated herein by this reference

7.   [X] CHECK IF APPLICABLE   7A.  [X] PRODUCTS OF COLLATERAL ARE ALSO COVERED
8.   [X] CHICK IF APPLICABLE

9.   CHARLES KING & ASSOCIATES
     by Charles W. King Jr.
     DATE: 3/1/85



CHARLES KING & ASSOCIATES
TYPE OR PRINT NAME(S) OF DEBTOR(S)


Wells Fargo Bank, N.A.
TYPE  OR PRINT NAME(S) OF SECURED PARTY(IES)


Return copy to: SHEPPARD, MULLIN, RICHTER & HAMPTON 333 South Hope Street, 48th Floor Los Angeles, California 90071

Attention:  Steve Ross

                         RIDER A TO FINANCING STATEMENT

      This financing statement covers the following types or items of property:

            (a) All Debtor's present and future accounts, instruments, chattel paper, notes, drafts, contract rights, governmental permits, rights to payment of any kind, any insurance proceeds, condemnation proceeds, and any general intangibles and inventory arising from or relating to any of the parcels of real property described in Exhibit "A" hereto (collectively, the "Properties");

            (b) All Debtor's present and future equipment, machinery, tools, furniture and furnishings, whether owned or leased by Debtor, now or hereafter located at any Property or relating to any Property;

            (c) All fixtures located upon or within any Property or now or hereafter attached to, or installed in, or used in connection with any Property including, but not limited to, any and all partitions; generators; screens; awnings; motors; engines; boilers; furnaces; pipes; plumbing; elevators; cleaning, call and sprinkler systems; fire extinguishing apparatus and equipment; water tanks; heating, ventilating, air-conditioning and air-cooling equipment; built-in refrigerated rooms and gas and electric machinery, appurtenances and equipment; in each case whether or not permanently affixed to that Property; together with all present and future attachments, accessories, replacements, equipment, additions and any proceeds thereof;

            (d) All water stock, if any, relating to any Property and all shares of stock or other evidence of ownership of any part of or interest in any Property that is owned by Debtor in common with others;

            (e) All present and future trade marks and trade names, and all present and future books and records on pertaining to any Property or the collateral described in subparagraphs (a) through (d) above, and the equipment containing such books and records; and

            (f) All proceeds and products of any of the foregoing, including without limitation all monies, deposit accounts, insurance proceeds and other tangible or intangible property received upon a sale or other disposition of any of the foregoing.



                                     RIDER A
                                   PAGE 1 OF 1

                                   EXHIBIT "A"

                          (14300-14390 Catalina Street)

      All that certain real property together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of San Leandro, County of Alameda, State of California, and described as follows:

PARCEL ONE:

PARCEL A, PARCEL MAP NO. 2181, FILED JULY 29, 1977, BOOK 97 OF PARCEL MAPS, PAGE 72, ALAMEDA COUNTY RECORDS, AND BEING THE NORTHWESTERLY 415 FEET, RIGHT ANGLE MEASUREMENTS AS MEASURED ALONG CATALINA STREET, OF PARCEL 2, OF PARCEL MAP NO. 2044, FILED DECEMBER 16 1976, BOOK 94 OF PARCEL MAPS, PAGE 21, ALAMEDA COUNTY RECORDS.

RESERVING FROM PARCEL ONE:

A. NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE, THE NORTHWEST LINE THEREOF BEING THE NORTHWESTERLY LINE OF SAID PARCEL TWO OF PARCEL MAP NO. 2044.

B. A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE, THE SOUTHEASTERLY LINE THEREOF LYING SOUTHEASTERLY 415 FEET, RIGHT ANGLE MEASUREMENT AS MEASURED ALONG CATALINA STREET, FROM THE NORTHWESTERLY LINE OF SAID PARCEL TWO, OF PARCEL NO, 2044.

PARCEL TWO:

A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE, THE SOUTHERLY LINE THEREOF BEING THE NORTHWESTERN LINE OF PARCEL TWO, PARCEL MAP NO. 2044 FILED DECEMBER 16, 1976, BOOK 94 OF PARCEL MAPS, PAGE 21, ALAMEDA COUNTY RECORDS.

PARCEL THREE:

A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE, THE NORTHWESTERLY LINE THEREOF LYING SOUTHEASTERLY 415 FEET, RIGHT ANGLE MEASUREMENT AS MEASURED ALONG CATALINA STREET, FROM THE NORTHWESTERLY LINE OF PARCEL TWO, PARCEL MAP NO. 2044, FILED DECEMBER 16, 1976, BOOK 94 OF PARCEL MAPS, PAGE 21, ALAMEDA COUNTY RECORDS.

ASSESSOR'S PARCEL NO. 080G-0932-030


                                   EXHIBIT "A"
                                   PAGE 1 OF 5

                                   EXHIBIT "A"

                               (2354 Davis Avenue)

      All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of Hayward, County of Alameda, State of California, and described as follows:

PARCEL 1:

LOT 7, AS SHOWN ON THE MAP OF TRACT 311O, FILED JUNE 10, 1969 IN BOOK 62 OF MAPS, PAGE 14, ALAMEDA COUNTY RECORDS,

PARCEL 2:

AN EASEMENT FOR RAILWAY PURPOSES IN, ON, OVER, UNDER AND ALONG A PORTION OF LOT 6, AS SHOWN ON THE MAP OF TRACT 3110, FILED JUNE 10, L969 IN BOOK 62 OF MAPS, PAGE 14, ALAMEDA COUNTY RECORDS, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WESTERN LINE OF SAID LOT 6, DISTANT THEREON NORTH 0 degrees 38' 41" WEST 40 FEET FROM THE SOUTHWEST CORNER THEREOF; THENCE FROM SAID POINT OF BEGINNING EASTERLY ALONG A LINE PARALLEL WITH AND PERPENDICULARLY DISTANT NORTHERLY 40 FEET FROM THE SOUTHERN LINE OF SAID LOT 6, NORTH 89 degrees 21' 19" EAST 90 FEET TO A POINT THEREON; THENCE LEAVING SAID PARALLEL LINE NORTH 81 degrees 10' 57" WEST 91.241 FEET TO A POINT ON THE SAID WESTERN LINE OF LOT 6; THENCE SOUTHERLY ALONG LAST SAID LINE SOUTH 0 degrees 38' 41" EAST 15 FEET TO THE POINT OF BEGINNING.

ASSESSOR'S PARCEL NOS.,  439-0058-015-02
                         439-0058-015-01



                                   EXHIBIT "A
                                   PAGE 2 OF 5

                                   EXHIBIT "A"

                               (2376 Davis Avenue)


      All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of Hayward, County of Alameda, State of California, and described as follows:

LOT 8 AS SHOWN ON THE MAP OF "TRACT 3110, C.C.&F. HAYWARD INDUSTRIAL CENTER, CITY OF HAYWARD, ALAMEDA COUNTY, CALIFORNIA" FILED JUNE 10, 1969, IN MAP BOOK 62, PAGES 14 AND 15 ALAMEDA COUNTY RECORDS.

ASSESSOR'S PARCEL NO. 439-0058-016-02



                                   EXHIBIT "A"
                                   PAGE 3 OF 5

                                   EXHIBIT "A"

                            (20389 Corsair Boulevard)

      All that certain real property together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of Hayward, County of Alameda, State of California, and described as follows:

LOTS 3 AND 4, AS SAID LOTS ARE SHOWN ON THE MAP OF "TRACT 3046, C.C.&F. INDUSTRIAL CENTER, HAYWARD AIR TERMINAL, UNIT NO. 3, CITY OF HAYWARD, ALAMEDA COUNTY, CALIFORNIA," FILED AUGUST 14, 1969, IN BOOK 63 OF MAPS, PAGES 8 THROUGH 14, INCLUSIVE, IN THE OFFICE OF THE COUNTY RECORDER OF ALAMEDA COUNTY.

ASSESSOR'S PARCEL NO, 432-0114-019



                                   EXHIBIT "A"
                                   PAGE 4 OF 5

                                   EXHIBIT "A"

                             (21118 Cabot Boulevard)

      All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of Hayward, County of Alameda, State of California, and described as follows:

PARCEL 1, PARCEL MAP NO. 2360, FILED JANUARY 17, 1978, BOOK 101, OF PARCEL MAPS, PAGE 13, ALAMEDA COUNTY RECORDS.

ASSESSOR'S PARCEL NOS.  439-0035-027-01
                        439-0035-027-02



                                   EXHIBIT "A"
                                   PAGE 5 OF 5